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                                                                   EXHIBIT 10(i)


                       SIXTH AMENDMENT TO CREDIT AGREEMENT


          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Sixth Amendment") is made and dated as of July 22, 1993 by and between SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

          A. The Bank or its predecessor in interest and the Company entered into a Credit Agreement dated as of October 31, 1988, as amended by a First Amendment to Credit Agreement dated as of June 15, 1989, a Second Amendment to Credit Agreement dated as of June 14, 1990, a Third Amendment to Credit Agreement dated as of June 14, 1991, a Fourth Amendment to Credit Agreement dated as of June 26, 1992 and a Fifth Amendment to Credit Agreement dated as of August 10, 1992 (as so amended, the "Agreement").

          B. The parties now desire to further amend the Agreement on the following terms and conditions.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

          2. AMENDMENTS. The Bank and the Company hereby agree to amend the Agreement as follows:

          2.1 Section 15.1 of the Agreement is amended by deleting in its entirety the definition for "Termination Date" and inserting the following in lieu thereof:

          "'TERMINATION DATE' shall mean July 1, 1996 or such later date of this Agreement to which the Termination Date shall be extended pursuant to
          Section 15.14."

          3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank:


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          3.1  AUTHORIZATION.  The execution, delivery and performance of this
Sixth Amendment have been duly authorized by all necessary corporate action by the Company and has been duly executed and delivered by the Company.

          3.2 BINDING OBLIGATION. This Sixth Amendment is the legally valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by equitable principals relating to enforceability.

          3.3 NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution of this Sixth Amendment, the making by the Company of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Sixth Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing by the Company under the Agreement.

          3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties set forth in Section 13 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

          3.5 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

          4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Sixth Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Bank in form and substance satisfactory to the Bank:

          4.1 CORPORATE RESOLUTION. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this Sixth Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Sixth Amendment and any note or other instrument or agreement required hereunder.


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          4.2  AUTHORIZED SIGNATORIES.  A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Sixth Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Sixth Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.3 OTHER EVIDENCE. Such other evidence with respect to the Company or any other person as the Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Sixth Amendment and the Agreement and the compliance with the conditions set forth herein.

          5.   MISCELLANEOUS.

          5.1 EFFECTIVENESS OF THE AGREEMENT. Except as hereby amended, the Agreement shall remain in full force and effect.

          5.2 WAIVERS. This Sixth Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          5.3 COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Sixth Amendment shall not become effective until the Company and the Bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Bank.

          5.4 JURISDICTION. This Sixth Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.


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        IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered as of the date first written above.

                                          SCIENCE APPLICATIONS
                                          INTERNATIONAL CORPORATION

                                          By:    S/W. A. Roper
                                              -----------------------------

                                          Title:   Sr. V.P. & CFO
                                                 --------------------------


                                          By:    S/Ward Reed
                                              -----------------------------

                                          Title:   Corp. V.P. & Treasurer
                                                 --------------------------


                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION


                                          By: S/L. Kannegieter
                                             ------------------------------
                                             Lori Kannegieter
                                             Vice President


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